UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): June 3, 2009
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 4, 2009, Valeant Pharmaceuticals International (“Valeant” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting that the Company has priced its previously announced private placement of $365 million principal amount of 8.375% senior notes due 2016, and filed a copy of the press release dated June 4, 2009 as the Exhibit 99.1 thereto.
This Amendment No. 1 is filed for the sole purpose of including a correct copy of the press release filed in the Original 8-K.
Except for the filing of the press release dated June 4, 2009 as an exhibit, this Amendment No. 1 does not amend any of the information set forth in the Original 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press release dated June 4, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: June 4, 2009	By:	/s/ Peter J. Blott
Peter J. Blott
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Press release dated June 4, 2009.